TECHDYNE , INC.

                         STOCK OPTION AGREEMENT

     AGREEMENT, dated this 18th day of May, 1998, between TECHDYNE, INC., a Florida Corporation (hereinafter called the "Company"), and JOSEPH DILLON & COMPANY, INC. (hereinafter called the "Optionee").

                             WITNESSETH:

     WHEREAS, the Board of Directors of the Company authorized the sale of an option ("Option") to the Optionee to purchase 500,000 shares of common stock, par value $.01 per share ("Option Shares"), of the Company at $4.75 per Share ("Option Price"), such Option to be exercisable for one year through May 17, 1999.

     WHEREAS, the Optionee is willing to accept said Option and to be bound by the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained and other good and valuable consider-ation, the receipt whereof is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SALE OF OPTION:
---------------

     1.1 The Company sells, assigns and delivers an Option for 500,000 Option Shares to Optionee, upon the terms and conditions set forth herein, for a cash consideration of $150,000 payable as follows:

          (i)   $10,000 by June 30, 1998;
          (ii)  $10,000 by July 31, 1998; and
          (iii) The balance on or before August 31, 1998.

     1.2 No part of the Option is exercisable, notwithstanding part or installment payments have been made to the Company by the Optionee, until the entire $150,000 consideration is paid.

     1.3 The number of Option Shares above stated, and the Option Price thereof, shall be subject to adjustment from time to time as provided herein.

PAYMENT FOR SHARES
------------------

     2.1 The Option Price for the Option Shares to be purchased pur-suant to each exercise of the within Option shall be paid to the Company by the Optionee in full in cash or by certified or bank cashier's check at the time of such exercise of the Option.

EXERCISE OF OPTION
------------------

     3.1 The within Option is exercisable only to the extent provided herein during the term of this Option, which is for a period of one (1) year, terminating at the close of business on May 17, 1999 ("Expiration Date").

     3.2 The Option is exercisable, subject to the terms hereof, in amounts equivalent to no less than 100,000 Option Shares per exercise up to the Expiration Date. The Company may delay the exercise of any Option if it determines that the Option Shares are required to be listed, registered or qualified on any securities or Nasdaq stock exchange. The Company shall not be obligated to deliver any Option Shares until such Option Shares have been so listed, registered or qualified on any securities or Nasdaq stock exchange (or authorized for listing, registration or qualification upon official notice of such exchange). Any delay under this Section 3.2 shall not extend, modify the exercisability of the Option or otherwise affect the Expiration Date.

     3.3 At least five (5) days prior to the date upon which any portion of the within Option is to be exercised, the Optionee shall deliver to the Company written notice of its election to exercise all or part of the Option, subject to the limitations provided herein, which notice shall specify (i) the date and time for the exercise of the Option, and
(ii) the number of Option Shares in respect of which the Option is to be exercised. The date specified in such notice shall be a business day and the time specified shall be during the regular business hours of the Company.

     3.4 The Optionee shall, at the date and time specified in such notice, pay the Company cash or other consideration acceptable to the Company, at the principle office of the Company, the Option Price for the Option Shares in respect of which the Option is being exercised, to wit, the amount of the product of $4.75 (or such then adjusted exercise price) times the number of Option Shares (subject to Section 3.2 of this Stock Option Agreement) into which the Option is being exercised. The notice and payment shall be delivered in person or shall be sent by registered mail, return receipt requested, to Lawrence E. Jaffe, the Secretary of the Company, 777 Terrace Ave., Hasbrouck Heights, New Jersey 07604. The Company shall as soon as practicable and with all due expedition deliver to the Optionee, who shall so have properly exercised the Option, certificates registered in the name of such person representing the number of Option Shares in respect of which the Option was exercised, subject to the approval of any governmental or regulatory authority required in connection with the authorization, issuance, sale or transfer of such Option Shares. Delivery shall be deemed effected for all purposes when the Company's stock transfer agent shall have deposited such Option Share certificate or certificates in the United States mail, addressed as per the Optionee's notice. If the Option is only exercised in part, a new Option for the balance of the unexercised Option Shares will be issued by the Company to the Optionee.

     3.5 The Optionee shall not have any rights and privileges of a shareholder of the Company in respect of any of the Option Shares under-lying the Option unless and until and only to the extent it shall have properly exercised the Option and paid for the Option Shares in ac-cordance with the terms and provisions of this Stock Option Agreement. The Option shall be considered exercised on the date the notice and payment are delivered to or received by the Secretary of the Company; provided if payment is by check, the exercise date shall be the date such check clears payment. The Optionee shall have no rights with respect to such Option Shares not expressly conferred by this Stock Option Agreement.

RESTRICTIONS ON EXERCISE OF OPTION AND SALE OF STOCK
----------------------------------------------------

     4.1 In addition to the limitations on the exercise of an Option as provided herein, the within Option shall not be exercisable if:

          (a) The exercise thereof will involve a violation of any applicable federal or state securities law; or

          (b) The exercise thereof will require registration under the Securities Act of 1933, as amended, (the "Act") of the Option Shares or other securities of the Company to be purchased by the Optionee pursuant to such exercise.

     4.2 (a) The Optionee acknowledges that the Option and Option Shares are not transferable without compliance with the registration requirements of the federal and state securities laws or an opinion of counsel for the Optionee has been received by and is acceptable to the Company and its counsel to the effect that such registration is not required; any determination in this connection by the Company shall be final, binding and conclusive; that the Optionee has no right to trans-fer either the Option or the Option Shares except as provided in Sections 4.2(c) and (d) below.

          (b) The Optionee understands that the Option and the Option Shares issuable upon exercise of the Option are being issued to it pur-suant to a non-public offering exemption under the Act, that the Option Shares issued upon exercise of the Option shall have a legend on the face thereof indicating the restrictive nature of the Option Shares in pertinent part as follows: "The shares of Common Stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company that registration is not required"; and that such Option Shares and the Option shall have stop transfer instructions issued against the same.

          (c) For a period of one (1) year from the date the Option is fully paid for, if the Optionee desires to register under the Act no less than 100,000 Option Shares under the Act under circumstances that a public distribution within the meaning of the Act of such Option Shares will be involved, then the Company will, as promptly as practicable of the receipt of such notice, file a registration statement pursuant to the Act so that the Option Shares may be publicly sold, and the Company will use its best efforts to cause such registration to become and remain effective in order for the Optionee to publicly sell the Option Shares; provided that the Optionee shall furnish the Company with appropriate information in connection with the registration of the Option Shares as the Company may reasonably request; and provided, further, that the Company shall not be required to file such a registration on more than one occasion. The Company shall supply prospectuses in order to facili-tate the public sale of the Option Shares, use its best efforts to register and qualify any of the Option Shares for sale in such states as the Optionee requests, provided such qualification is not solely for the purposes of subjecting the Company to jurisdiction in that state or is not unduly burdensome.

               The Company shall bear the entire cost and expense of the registration of the Option Shares, except for fees and expenses of the Optionee's counsel and other advisors and any selling expenses and com-missions or underwriting discounts applicable to the offer and sale of the Option Shares by the Optionee pursuant to the registration statement, including any transfer taxes relating to the Option Shares sold.

          (d) Whenever pursuant to Section 4.2(c) a registration state-ment relating to the Option Shares is filed under the Act, or is amended or supplemented, the Optionee will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the federal or state securities laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospec-tus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by the Optionee for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

     4.3 At the time of any exercise of the within Option, the Optionee shall represent to and agree with the Company in writing that it is acquiring the Option Shares for the purpose of investment and not with a view to distribution, subject to Section 4.2(c).

     4.4 Subject to Section 4.2(c), the Optionee agrees that it will not sell, assign, pledge, gift, hypothecate, transfer or otherwise dispose of any of the Option Shares or the Option at any time under circumstances which would require the filing of a registration state-ment in respect of such Option or Option Shares or under the provisions of the Act.

     4.5 The Company shall not be obligated to take any other affirma-tive action in order to cause or facilitate the exercise of the Option or the issuance of Option Shares pursuant thereto to comply with any state or federal law, rule or regulation.

CHANGES IN CAPITAL STRUCTURE
----------------------------

     5.1 Existence of this Option shall not impair the right of the Company or its shareholders to make or effect any adjustments, recapi-talizations, reorganizations or other changes in the Company's capital structure or its business, or any merger of consolidation of the Company or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock of the Company, or any grant of options on its securities through any qualified or non-qualified stock plan or otherwise, or any other corporate act or proceeding, whether of a similar character or otherwise.

     5.2 Except as hereinafter expressly provided, the issuance by the Company of shares of Common Stock of any class, for cash or property, or for labor or services, either upon sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obli-gations of the Company converted into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of the Option Shares then subject to the Option.

     5.3 The only adjustment available to the Option Shares are as follows:

          (a) If at any time or from time to time after the date of this Stock Option Agreement, the Company shall distribute to the holders of its Common Stock, with respect to the Common Stock, without payment therefor, securities or property, other than shares of the Common Stock, other than rights to purchase shares of the Common Stock which terminate prior to the exercise of this Option, and other than cash, then, and in each such case, the Optionee upon the proper and timely exercise of this Option, shall be entitled to receive the securities and properties to which it would have been entitled had it been a shareholder of record of the Option Shares received upon such exercise of the Option at the time the Company made such distribution of secur-ities or property and had, during the period from the date of this Option to and including the date of such exercise, retained such shares and the securities and properties receivable by it during such period. Notice of each such distribution shall be forthwith mailed to the Optionee.

          (b) If the Company shall be consolidated with or merged into another corporation or shall sell all or substantially all of its assets as part of a reorganization within the meaning of the Internal Revenue Code or shall reclassify or organize its capital structure (except a stock split or combination covered by subparagraph (a) hereof), and in such transactions holders of the Common Stock exchange their Common Stock for shares of stock or other securities ("Transaction Securities") of the Company or another corporation, receive additional Common Stock or other securities, or surrender a portion of their Common Stock, then:

               (1) Except as provided in Section 5.3(b)(2) hereof, the Optionee shall be entitled, in lieu of the Option, to an Option or Options to purchase Transaction Securities in an amount (if any) equal to the Transaction Securities that the Optionee would have received if the Optionee had exercised the Option in full and held the Option Shares to which the Option related at the time of such transaction. The Option Price per share or other unit of such Transaction Securities shall be determined by dividing the Option Price by the number of shares or other units (or the fraction of a share or other unit) of Transaction Securi-ties into which each share of common stock is converted or for which common stock is exchanged in such transaction.

               (2) Notwithstanding any other provision hereof, the board of directors of the Company may cancel the Option as of the effective date of any transaction described in this Section 5.3(b); provided that
(A) notice of such cancellation shall have been given to the Optionee at least thirty (30) days before the effective date of such transaction, and
(B) the Optionee shall have the right to exercise the Option in accordance with and pursuant to the limits of Section 3.2 hereof during the thirty
(30) day period immediately preceding the effective date of such transac-tion.

MISCELLANEOUS
-------------

     6.1 The granting of this Option shall not impose upon the Company any obligation to employ, retain or become affiliated with or continue to employ, retain or be affiliated with the Optionee. This Stock Option Agreement shall not be construed as preventing nor shall it prevent the Company from terminating any agreement or other affiliation with the Company or its affiliated companies that might exist with the Optionee.

     6.2 This Stock Option Agreement shall be binding upon and inure to the benefit of the Company and its successors and upon the Optionee and its successors, assigns, including without limitation the estate of the Optionee and the executors, administrators and/or trustees of such estate, and any creditor, receiver, trustee in bankruptcy or representa-tive of any such Optionee; provided that the within Option shall be non-transferable by the Optionee, and shall not be encumbered in whole or in part, and the Option shall be exerciseable only by the Optionee except as may be approved by the Company.

     6.3 This Stock Option Agreement shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey.

     6.4 This Stock Option Agreement shall become effective as of the date hereof and shall remain in effect through May 17, 1999. No mod-ification or amendment of this Stock Option Agreement shall become effective until such modification or amendment shall have been approved by the board of directors of the Company.

     6.5 The Company's obligation to deliver Option Shares is subject to all the terms and conditions of this Stock Option Agreement and shall be subject to applicable federal, state and local tax withholding and reporting requirements.

     IN WITNESS WHEREOF, the Company and the Optionee have each caused this Stock Option Agreement to be executed by its President, Vice
President, or Secretary thereunto duly authorized, the day and year first above written.

                                     TECHDYNE, INC.


                                     By----------------------------------
                                       Thomas K. Langbein,
                                       Chairman of the Board

      The Optionee hereby accepts and agrees to be bound by all the terms and conditions hereof.

                                     JOSEPH DILLON & COMPANY, INC.
                                     (Optionee)


                                     By----------------------------------
                                       Steven Jaloza, Chief Executive
                                       Officer

Date: May 18, 1998